Exhibit 99.1

ENERGY STORAGE & BATTERY PLATFORM June 2026 CONFIDENTIAL © INOBAT 2026

Disclaimers This Presentation (together with oral statements made in connection herewith, the “Presentation”) is for information purposes related to Cartesian Growth Corporation II (“CGCII”) and InoBat AS, a Norway corporation (together with its subsidiaries, the “Company”) . This Presentation does not constitute an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any equity, debt or other financial instruments of or by CGCII or the Company or any affiliates thereof . The information contained herein does not purport to be all - inclusive and none of CGCII, the Company, nor any of their respective subsidiaries, stockholders, affiliates, representatives, control persons, partners, members, managers, directors, officers, employees, advisers or agents make any representation or warranty, express or implied, as to the accuracy, completeness or reliability of the information contained in this Presentation, including any information based on studies, publications, surveys, or internal estimates . To the fullest extent permitted by law, in no circumstances will CGCII, the Company or any of their respective subsidiaries, stockholders, affiliates, representatives, control persons, partners, members, managers, directors, officers, employees, advisers or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this Presentation, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith . The general explanations included in this Presentation cannot address, and are not intended to address, your specific investment objectives, financial situations or financial needs . No Offer or Solicitation . This Presentation shall not constitute a “solicitation” as defined in Section 14 of the Securities Exchange Act of 1934 , as amended . This Presentation does not constitute an offer, or a solicitation of an offer, to buy or sell any securities, investment or other specific product, or a solicitation of any vote or approval, nor shall there be any sale of securities, investment or other specific product in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction . CGCII, the Company and their respective directors and executive officers may be deemed participants in the solicitation of proxies from CGCII’s stockholders with respect to a potential business combination . A list of the names of CGCII’s directors and executive officers and a description of their interests in CGCII is contained in CGCII’s final prospectus relating to its initial public offering, which was filed with the Securities and Exchange Commission (the “SEC”) and dated May 5 , 2022 , and is available free of charge at the SEC’s web site at www . sec . gov, or by directing a request to CGCII . Additional information regarding the interests of the participants in the solicitation of proxies from the shareholders of CGCII with respect to the proposed Business Combination will be contained in a proxy statement/prospectus for the proposed business combination filed by CGCII when available . Forward - Looking Statements . Certain statements in this Presentation may be considered “forward - looking statements” . Forward - looking statements herein generally relate to future events or the future financial or operating performance of CGCII, the Company or the Combined Company . For example, projections of future financial performance of the Combined Company, the business combination, the Combined Company’s business plan, other projections concerning key performance metrics or milestones, the proceeds of the business combination and the Combined Company’s expected cash runway, and the potential effects of the business combination on CGCII and the Combined Company, are forward - looking statements . In some cases, you can identify forward - looking statements by terminology such as “ may,”“ should,”“ expect,”“ intend,”“ will,” “estimate,”“ anticipate,”“ believe,”“ predict,” “project,” “target,” “plan,” or “potentially” or the negatives of these terms or variations of them or similar terminology . Such forward - looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward - looking statements . This includes any projected financial information, which is for illustrative purposes only, is based on assumptions that may not materialize, and has not been audited or reviewed by any independent auditors . These forward - looking statements are based upon estimates and assumptions that, while considered reasonable by CGCII, the Company and their respective management, as the case may be, are inherently uncertain and subject to material change . New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties . Factors that may cause actual results to differ materially from current expectations include, but are not limited to, factors beyond management’s control, including general economic conditions and other risks, uncertainties and factors set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward - Looking Statements” in CGCII’s final prospectus relating to its initial public offering and other filings with the SEC, as well as factors associated with companies, such as the Company, including anticipated trends, growth rates, and challenges in their businesses and in the markets in which they operate . Nothing in this Presentation should be regarded as a representation by any person that the forward - looking statements set forth herein will be achieved or that any of the contemplated results of such forward - looking statements will be achieved . You should not place undue reliance on forward - looking statements in this Presentation, which speak only as of the date they are made and are qualified in their entirety by reference to the cautionary statements herein . Names, Marks, and Information . This Presentation may contain trademarks, service marks, trade names, names, and copyrights of other companies, which are the property of their respective owners . Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this Presentation may be listed without the TM, SM © or ® symbols . In addition, this Presentation contains references to the names of other companies and their logos and marks to describe market context, as illustrations, and to provide industry examples . No inference should be made regarding such references regarding any endorsement, sponsorship, affiliation, partnership, or other business relationship with any referenced entity . Finally, information regarding other companies, their businesses, and their products and services is based upon research by CGCII and/or the Company . As a result, if you are considering doing business with, using, or analyzing such other companies, businesses, and/or products and services, you should independently confirm information and not rely upon statements or information set out herein . No Relationship or Joint Venture . Nothing contained in this Presentation will be deemed or construed to create the relationship of partnership, association, principal and agent or joint venture . This Presentation does not create any obligation on the part of the Company, CGCII or the recipient to enter into any further agreement or arrangement . This Presentation is not intended to create for any party a right of specific performance or a right to seek any payment or damages for failure, for any reason, to complete the proposed transactions contemplated herein . Third Party Information . Certain information contained in this Presentation relates to or is based on studies, publications, surveys and the Company’s or CGCII’s own internal estimates and research . In addition, all of the market data included in this Presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions . Finally, while the Company and CGCII believe their internal research is reliable, such research has not been verified by any independent source and the Company and CGCII cannot guarantee and make no representation or warranty, express or implied, as to its accuracy and completeness . Certain financial terms contained in this Presentation, such as profitable, profit, and EBITDA, are not GAAP or IFRS terms and may not be comparable to the use of such terms by other companies .

InoBat: Multi - Dimensional Expertise CONFIDENTIAL © INOBAT 2026 3 / 12 Energy Storage Strategic Partnerships • Capital - efficient gigafactory • JV with Gotion • Additional JVs in formation • Growing & profitable BESS business • Turnkey EPC & commissioning services • 875 MWh delivered or signed Cell Development • Broad battery development capabilities • Industrialization from lab to production • NMC, silicon, sodium - ion

State - of - the - Art BESS Operation in High - Growth Market CONFIDENTIAL © INOBAT 2026 4 / 12 2,000 m² BESS production facility with capacity to scale up to 5 GWh, fully compliant with EU quality & regulatory standards. LOCATION Voderady, Slovakia FOOTPRINT 2,000 SQM CAPACITY Up to 5 GWh BESS

BESS: Essential Enabler in Energy Sector CONFIDENTIAL © INOBAT 2026 5 / 12 • Europe’s annual utility - scale BESS installations expected to multiply in four years • Driven by electricity price volatility, solar and wind penetration, supportive policies, revenue stacking opportunities, flex ibi lity needs • Despite impressive growth, remains significantly below needs of European energy system Source: European Market Outlook for Battery Storage 2025 – 2029, SolarPower Europe, 2025. 126 16

Diversified Demand & Profitable Growth CONFIDENTIAL © INOBAT 2026 6 / 12 Multiple, high - demand applications: • Grid - scale utilities/national utilities grid stability • Renewable energy developers/operators energy price arbitrage & output smoothing • Energy - intensive industrials utilizing their large grid connections for ancillary revenue • Energy traders price arbitrage

CONFIDENTIAL © INOBAT 2026 InoBat Gotion Altris BESS Pipeline Forging Transatlantic Partnerships Clarios Analog Devices 7 / 12

CONFIDENTIAL © INOBAT 2026 From Utility - scale BESS to AI Data Center Solutions Tomorrow’s Market: Data Centers & Hyperscalers Today’s Market: BESS for Industrials, Utilities, & Energy Traders Integrated Supercapacitor Technology & Battery Management System 8 / 12

2026 2027 2028 - 2029 2030 JDA, JV R&D Pilot Scale Local production pilot BESS integration test Pre - commercial Component integration Localized supply chain Commercial Rollout Full Na - ion BESS China - free CONFIDENTIAL © INOBAT 2026 Sodium - ion BESS: Resilience & Performance • Stable & low - cost structure; avoiding commodity price volatility • Higher intrinsic safety with potentially superior low - temperature • Well - suited for energy storage & low - voltage automotive (ICE & BEV) applications Na - ion vs LFP 9 / 12

Na-ion Technology: Multi-Sector Scalability

- Well-suited for **low-voltage automotive** applications, an alternative to lead-acid batteries
- Global automotive lead-acid market: **$31 billion in annual sales**
- Industry leader: CLARIOS
  - Sells **150 million** low-voltage batteries each year
  - Powers **1 in 3** vehicles worldwide
  - Present in **100+** countries
  - Selected **sodium-ion** as a key to innovation strategy



Na-ion vs Lead-Acid
Energy Density
Cycle Life
Low Temp.
Self-discharge
Weight
Safety
Upfront Cost
Lifecycle Cost
Na-ion
Lead-Acid

PHASE 1 2026 – 2028	PHASE 2 2029 – Onwards
Technology Maturity *Na-ion cell validation*	**Automotive Scale-Up** *Serial production*
Chemistry validation & yield optimization	High-volume Na-ion cell production for OEMs & Tier 1
TRL 8–9 target within 24 months	GWh-scale mass capacity in Western markets

Source: Automotive Lead Acid Battery Market Size and Share Forecast Outlook 2025 to 2035, Future Market Insights

CONFIDENTIAL © INOBAT 2026

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ENERGY STORAGE & BATTERY PLATFORM June 2026 CONFIDENTIAL © INOBAT 2026